UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


February 22, 2005
(Date of earliest event reported)


U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)


Nevada			0-25523			33-0843633
(State or Other 	(Commission 		(IRS Employer
Jurisdiction of 	File No.)		Identification No.)
Incorporation)

4955 S. Durango Suite 216, Las Vegas, Nevada 89113
(Address of Principal Executive Offices)

(702) 433-8223
(Registrants telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01. Changes in Registrants Certifying Accountant

Effective January 18, 2005, the registrant's certifying accountants Child, Sullivan & Company resigned. Their report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion, was not modified as to uncertainty audit scope, or accounting principles. There were no disagreements with them on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Effective February 20, 2005, the registrant engaged Kyle L. Tingle, CPA, LLC

Item 9.01 Financial Statements and Exhibits

(c )  Exhibits

	99.1	Letter to Child, Sullivan







SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CANADIAN MINERALS, INC.



By: /s/ John Woodward
Name:	John Woodward
Title: 	President



Date: February 24, 2005


Exhibit 99.1

February 24, 2005

Child, Sullivan & Company
4764 S. 900 E. Suite 8
Salt Lake City, Utah 84117

Gentlemen:

Enclosed is a copy of the disclosure we filed today with the Securities and Exchange Commission regarding your resignation as our certifying accountant. As described in Item 304(a)(3) of Regulation S-B, please furnish a letter addressed to the SEC stating whether you agree with the statements made by us in our disclosure and if not stating the respects in which you do not agree.

Very truly yours

John Woodward, President